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                                                                (EXECUTION COPY)


                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Security Agreement"), dated as of December 29, 2003, made by NEG OPERATING LLC, a Delaware limited liability company (the "Grantor"), in favor of BANK OF TEXAS, N.A., as Collateral Agent (together with its successor(s) and assign(s) thereto, the "Collateral Agent") for the Lender Parties (as defined below).

                                   WITNESSETH:

         WHEREAS, pursuant to a Credit Agreement dated as of December 29, 2003 (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Grantor, the Administrative Agent, Bank of Texas, N.A., and The Bank of Nova Scotia, as Co-Agents, Bank of Texas, N.A., as Collateral Agent, and the Issuers and the Lenders from time to time parties thereto, the Issuers and the Lenders have extended credit to the Borrower by way of Loans and Letters of Credit;

         WHEREAS, the Borrower and its Subsidiaries have entered into and/or may enter into certain Hedging Agreements with certain Lender Parties, pursuant to the terms of the Credit Agreement;

         WHEREAS, as a condition precedent to the making or extension of the initial Loans and Letters of Credit under the Credit Agreement and to the extension of financial accommodations under the Hedging Agreements referred to above, the Grantor is required to execute and deliver this Security Agreement;

         WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Security Agreement.

         NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Lenders to make Loans (including the initial Loans) to, and to participate in Letters of Credit for the benefit of, and to induce the Issuers to issue the Letters of Credit (including the initial Letter of Credit) for the benefit of the Borrower pursuant to the Credit Agreement and to induce certain Lender Parties to extend financial accommodations pursuant to the Hedging Agreements, the Grantor agrees, for the benefit of each Lender Party, as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.1 Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):


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         "Collateral" is defined in Section 2.1.

         "Collateral Account" is defined in Section 4.1.2(b).

         "Collateral Agent" is defined in the preamble.

         "Credit Agreement" is defined in the first recital.

         "Equipment" is defined in clause (a) of Section 2.1.

         "Grantor" is defined in the preamble.

         "Indemnified Parties" is defined in Section 6.2(a).

         "Inventory" is defined in clause (b) of Section 2.1.

         "Issuer" and "Issuers" are defined in the first recital.

         "Lender" is defined in the first recital.

         "Lender Party" means, as the context may require, any Lender, any Agent, any Issuer and any Affiliate of any Agent, any Issuer or any Lender, or other Person that is a party to a Hedging Agreement and is a Lender or an Affiliate thereof (but only during such time that such Person is a Lender or an Affiliate of a Lender), and each of their respective successors, transferees and assigns.

         "Obligors" means, collectively, the Grantor, the Borrower or any other Person (other than any Agent, Issuer or Lender) obligated under any Loan Document, including their permitted successors and assigns, and "Obligor" means any one of them.

         "Receivables" is defined in clause (c) of Section 2.1.

         "Related Contracts" is defined in clause (c) of Section 2.1.

         "Secured Obligations" is defined in Section 2.2.

         "Security Agreement" is defined in the preamble.

         "U.C.C." means the Uniform Commercial Code, as in effect in the State of New York, as the same may be amended from time to time.

         SECTION 1.2 Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

         SECTION 1.3 U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, capitalized terms for which meanings are provided in the U.C.C. are used in this Security Agreement, including its preamble and recitals, with such meanings.


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                                   ARTICLE II
                                SECURITY INTEREST

         SECTION 2.1 Grant of Security Interest. The Grantor hereby pledges, hypothecates, assigns, charges, mortgages, delivers and transfers to the Collateral Agent for it benefit and the ratable benefit of each of the Lender Parties, and hereby grants to the Collateral Agent for its benefit and the ratable benefit of each of the Lender Parties, a continuing security interest in all of the Grantor's right, title and interest, whether now existing or hereafter arising or acquired, in and to the following property (the "Collateral"):

                  (a) all equipment of the Grantor used in connection with or relating to the Oil and Gas Properties, including without limitation, all machinery, apparatus, installation facilities and other tangible personal property used in connection with or relating to the Oil and Gas Business, and all parts thereof and all accessions, additions, attachments, improvements, substitutions, replacements and proceeds thereto and therefor (any and all of the foregoing being the "Equipment");

                  (b) all inventory of the Grantor held in connection with or relating to the Oil and Gas Properties, wherever located, including (i) all oil, gas, or other hydrocarbons and all products and substances derived therefrom, all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof, (ii) all goods held in connection with or relating to the Oil and Gas Business in which the Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which the Grantor has an interest or right as consignee), and (iii) all goods which are returned to or repossessed by the Grantor and which are held or to be used in connection with or relating to the Oil and Gas Business, and all accessions thereto, products thereof and documents therefor (any and all such inventory, materials, goods, accessions, products and documents being the "Inventory");

                  (c) to the extent arising out of or in connection with the Oil and Gas Business: all accounts, money, payment intangibles, deposit accounts (including the Collateral Accounts and all amounts on deposit therein and all cash equivalent investments carried therein and all proceeds thereof), contracts, contract rights, all rights constituting a right to the payment of money, chattel paper, documents, documents of title, instruments, letters of credit, letter-of-credit rights and general intangibles of the Grantor, whether or not earned by performance, including all moneys due or to become due in repayment of any loans or advances, and all rights of the Grantor now or hereafter existing in and to all security agreements, guaranties, leases, agreements and other contracts securing or otherwise relating to any such accounts, money, payment intangibles, deposit accounts, contracts, contract rights, rights to the payment of money, chattel paper, documents, documents of title, instruments, letters of credit, letter-of-credit rights and general intangibles (any and all such accounts, money, payment intangibles, deposit accounts, contracts, contract rights, rights to the payment of money, chattel paper, documents, documents of title, instruments, letters of credit, letter-of-credit rights and general intangibles being the "Receivables", and any and all such security agreements, guaranties, leases, agreements and other contracts being the "Related Contracts");



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                  (d) all books, correspondence, credit files, records,
         invoices, tapes, cards, computer runs, writings, data bases, information, paper and documents and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section 2.1;

                  (e) all Governmental Approvals necessary in the conduct of the Oil and Gas Business, including any permits, to the extent a security interest may be granted therein; provided that any Governmental Approval that by its terms or by operation of law would be void, voidable, terminable or revocable if mortgaged, pledged or assigned hereunder is expressly excepted and excluded from the Liens and terms of this Security Agreement, including the grant of security interest in this Section 2.1;

                  (f) all of the Grantor's other property and rights of every kind and description and interests therein, including without limitation, all "Fixtures" and "Proceeds" as such terms are defined in the U.C.C; and

                  (g) all accessions, substitutions, replacements, products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses (a), (b), (c),
         (d), (e) and (f), and proceeds deposited from time to time in any lock boxes of the Grantor, and, to the extent not otherwise included, all payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any condemnation award, indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

         SECTION 2.2 Security for Obligations. This Security Agreement secures the indefeasible payment in full and performance of all Obligations now or hereafter existing under the Credit Agreement and each other Loan Document, whether for principal, interest, costs, fees, expenses or otherwise, and all other obligations of the Grantor and each other Obligor to any Lender Party, now or hereafter owing, howsoever created, arising or evidenced, whether direct or indirect, primary or secondary, fixed or absolute or contingent, joint or several, or now or hereinafter existing or due or to become due, and all obligations of the Grantor now or hereafter existing under this Security Agreement and each other Loan Document to which it is or may become a party (all such Obligations and other obligations of the Grantor and each other Obligor being the "Secured Obligations").

         SECTION 2.3 Continuing Security Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall: (a) remain in full force and effect until indefeasible payment in full in cash of all Secured Obligations and the termination or expiration of all Commitments and all other commitments of the Lender Parties to the Grantor and the other Obligors pursuant to any Loan Document and the termination or expiration of all Letters of Credit;
(b) be binding upon the Grantor and its successors, transferees and assigns; and
(c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and of the other Lender Parties and their respective successors, transferees, and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Loan held by it as provided in
Section 10.12 of the


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Credit Agreement and any Lender Party may assign or otherwise transfer (in whole or in part) its interest pursuant to any Hedging Agreement, and any successor or assignee thereof shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender Party under any Loan Document (including this Security Agreement), or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and as applicable to the provisions of Section 10.12 and Article IX of the Credit Agreement, and, with respect to the Hedging Agreements, the limitation on rights in collateral pursuant to the Security Documents. Upon the indefeasible payment in full in cash of all Secured Obligations and the termination or expiration of all Commitments and any other commitments of any Lender Party to the Borrower or any other Obligor and the termination or expiration of all Letters of Credit, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such payment and termination or expiration, the Collateral Agent will, at the Grantor's sole expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination and shall deliver to Grantor any Collateral in the Collateral Agent's possession.

         SECTION 2.4 Grantor Remains Liable. Anything herein to the contrary notwithstanding (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements, to the same extent as if this Security Agreement had not been executed; (b) the exercise by the Collateral Agent of any of its rights hereunder shall not release the Grantor from any of its duties or obligations under any contracts and agreements included in the Collateral; and (c) neither the Collateral Agent nor any other Lender Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall the Collateral Agent or any other Lender Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         SECTION 2.5 Security Interest Absolute. All rights of the Collateral Agent and the other Lender Parties and the security interests granted to the Collateral Agent and the other Lender Parties hereunder, and all obligations of the Grantor hereunder, shall be absolute and unconditional, irrespective of (a) any lack of validity or enforceability of the Credit Agreement or any other Loan Document; (b) the failure of any Lender Party (i) to assert any claim or demand or to enforce any right or remedy against any other Obligor or any other Person under the provisions of the Credit Agreement or any other Loan Document or otherwise or (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligations; (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation; (d) any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations; (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement or any other Loan Document; (f) any addition, exchange, release, surrender or non-


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perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, any other Obligor, any surety or any guarantor.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1 Representations and Warranties. The Grantor represents and warrants unto each Lender Party as set forth in this Article III.

         SECTION 3.1.1 Location of Collateral, etc. All of the Equipment and Inventory of the Grantor are located at the places specified in Item A and Item B, respectively, of Schedule I hereto. None of the Equipment and Inventory has, within the four months preceding the date of this Security Agreement, been located at any place other than the in the States of Texas, Oklahoma, Louisiana and Arkansas. The place of business of the Grantor or, if the Grantor has more than one place of business, the chief executive office of the Grantor and the office where the Grantor keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, is located at 4925 Greenville Avenue Dallas, Texas 75206. The Grantor has not been known by any legal name different from the one set forth on the signature page hereto, nor has the Grantor been the subject of any merger or other corporate reorganization. None of the Receivables is evidenced by a promissory note or other instrument (other than a promissory note or instrument that has been delivered to the Collateral Agent, with appropriate endorsements). The Grantor is not a party to any Federal, state or local government contract.

         SECTION 3.1.2 Ownership, No Liens, Validity, etc. The Grantor owns the Collateral free and clear of any Lien, security interest, charge or encumbrance except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to this Security Agreement and except for any filings permitted by Section 7.2.3 of the Credit Agreement. This Security Agreement creates a valid security interest in the Collateral, securing the payment of the Secured Obligations, and, except for the proper filing of a Uniform Commercial Code Financing Statement with the Secretary of State of the State of Delaware, all filings and other actions necessary to perfect and protect such security interest have been duly taken and, except for Liens permitted pursuant to
Section 7.2.3(c), (d), (e), (f) and (h) of the Credit Agreement, such security interest shall be a first priority security interest. No real property owned by the Pledgor is encumbered by a Lien except such real property as is encumbered by a Lien in favor of the Collateral Agent for the benefit of the Lender Parties.

         SECTION 3.1.3 Possession and Control. The Grantor has exclusive possession and control of the Equipment and Inventory.


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         SECTION 3.1.4 Negotiable Documents, Instruments and Chattel Paper. The
Grantor has, contemporaneously herewith, delivered to the Collateral Agent possession of all originals of all negotiable documents and instruments and chattel paper referred to in Section 2.1(c) which are currently owned or held by the Grantor (duly endorsed in blank, if requested by the Collateral Agent).

         SECTION 3.1.5 [Reserved].

         SECTION 3.1.6 State of Organization, Formation or Incorporation; Name.
(a) The first paragraph of this Security Agreement lists the true legal name of the Grantor as registered in the jurisdiction in which the Grantor is organized, formed or incorporated; (b) the Grantor's state of incorporation, formation or organization, its organization identification number as designated by the state of its incorporation, formation or organization, and its principal place of business (or, if it has more than one place of business, its chief executive office) are as set forth on Schedule II to this Security Agreement delivered by the Grantor; and (c) the Grantor is not now and has not been known by any trade name.

         SECTION 3.1.7 Authorization, Approval, Etc. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other Person is required either (a) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by the Grantor; or (b) for the perfection of or the exercise by the Collateral Agent of its rights and remedies hereunder.

         SECTION 3.1.8 Compliance with Laws. The Grantor is in compliance with the requirements of all applicable laws (including, without limitation, the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the noncompliance of which might materially adversely affect the business, properties, assets, operations or condition (financial or otherwise) of the Grantor or the Grantor and its Subsidiaries (taken as whole) or the value of the Collateral or the worth of the Collateral as collateral security.

         SECTION 3.1.9 Reaffirmation of Representations and Warranties in Credit Agreement. All representations and warranties made by the Grantor regarding the Grantor and its Subsidiaries set forth in the Credit Agreement are true and correct in all respects as of the date hereof as if such representations and warranties were incorporated herein in their entirety and made by the Grantor.

                                   ARTICLE IV
                                    COVENANTS

         SECTION 4.1 Certain Covenants. The Grantor covenants and agrees that, so long as any portion of the Secured Obligations shall remain unpaid or any Lender shall have any outstanding Commitment or any Lender Party shall have outstanding any other commitment to any Obligor under any Loan Document or any Letter of Credit shall remain outstanding, the Grantor will, unless all of the Required Lenders shall otherwise consent in writing, perform the obligations set forth in this Section 4.1.


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         SECTION 4.1.1 As to Equipment and Inventory. The Grantor hereby agrees that it shall:

                  (a) keep all of the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in Section 3.1.1 or, upon thirty (30) days' prior written notice to the Collateral Agent, at such other places in a jurisdiction within the United States of America where all representations and warranties set forth in Article III shall be true and correct, and all action required pursuant to the first sentence of
         Section 4.1.8 shall have been taken with respect to the Equipment and Inventory;

                  (b) cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual; and forthwith, or in the case of any loss or damage to any of the Equipment, as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or prudent to such end; and promptly furnish to the Collateral Agent upon request therefor, a statement respecting any loss or damage to any of the Equipment; and

                  (c) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside.

         SECTION 4.1.2 As to Receivables.

                  (a) The Grantor shall (i) keep its place(s) of business and chief executive office and the office(s) where it keeps its records concerning the Receivables, located at the address set forth in Section 3.1.1, or, upon thirty (30) days' prior written notice to the Collateral Agent, at such other locations in a jurisdiction where all actions required by the first sentence of Section 4.1.8 shall have been taken with respect to the Receivables; (ii) hold and preserve such records; and (iv) and permit representatives of the Collateral Agent at any time during normal business hours to inspect and make abstracts from such records.

                  (b) Upon written notice by the Collateral Agent to the Grantor pursuant to this Section 4.1.2(b) during the occurrence and continuance of any Event of Default under the Credit Agreement, all proceeds of Collateral received by the Grantor during such Event of Default shall be delivered in kind to the Collateral Agent for deposit to a deposit account of the Grantor maintained with the Collateral Agent and all deposit accounts and bank accounts of the Grantor not then maintained at the Collateral Agent and all amounts on deposit therein or cash equivalent investments carried therein will be transferred to one or more deposit or bank accounts of the Grantor maintained at the Collateral Agent (any deposit or bank accounts of the Grantor maintained at the Collateral Agent,


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         including any such deposit or bank accounts, herein a "Collateral
         Account"). With respect to any such foregoing proceeds, (i) the Grantor shall not commingle any such proceeds, and shall hold separate and apart from all other property, all such proceeds in express trust for the benefit of the Lender Parties until delivery thereof is made to the Collateral Agent, (ii) no funds, other than proceeds of Collateral, will be deposited in any Collateral Account designated for the purpose of holding such proceeds, and (iii) the Collateral Agent agrees that it shall not give the notice referred to in this Section 4.1.2(b) unless it believes, acting reasonably, that an Event of Default under the Credit Agreement shall have occurred and be continuing.

                  (c) The Collateral Agent shall have the right to apply any amount in any Collateral Account to the payment of any Secured Obligations which are due and payable. Subject to the rights of the Collateral Agent, the Grantor shall have the right, with respect to and to the extent of collected funds in the Collateral Account, as long as no Event of Default has occurred and is continuing, to require the Collateral Agent (i) to invest the amounts on deposit thereon in cash equivalent investments provided that, in the case of certificated securities, the Collateral Agent shall retain possession thereof as Collateral and, in the case of uncertificated securities, the Collateral Agent may take such actions, including registration of such securities in its name, as it shall determine is necessary to perfect its security interest therein, and (ii) to close such Collateral Account.

         SECTION 4.1.3 As to Collateral.

                  (a) Until such time as the Collateral Agent shall have notified the Grantor of the revocation of such power and authority, the Grantor (i) may in the ordinary course of its business, at its own expense, sell, lease or furnish under the contracts of service any of the Inventory normally held by the Grantor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by the Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Collateral Agent may reasonably request or, in the absence of such request, as the Grantor may deem advisable, and (iii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral; provided, however, that such power and authority granted in the preceding sentence shall not be revoked prior to the occurrence of an Event of Default. The Collateral Agent however, at any time, whether before or after any revocation of such power and authority or the maturity of any of the Secured Obligations, notify any parties obligated on any of the Collateral to make payment to the Collateral Agent for deposit to the Collateral Account of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. The Grantor will, at its own expense, notify any parties


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         obligated on any of the Collateral to make payment to the Collateral
         Agent for deposit to the Collateral Account of any amounts due or to become due thereunder.

                  (b) The Collateral Agent is authorized to endorse, in the name of the Grantor, any item, howsoever received by the Collateral Agent, representing any payment on or other proceeds of any of the Collateral.

         SECTION 4.1.4 [Reserved].

         SECTION 4.1.5 [Reserved].

         SECTION 4.1.6 Insurance. In furtherance of Section 7.1.4 of the Credit Agreement and not in limitation thereof, the Grantor will maintain or cause to be maintained with financially sound and reputable insurance companies insurance with respect to the Collateral (including Equipment and Inventory) in such amounts (with no greater risk retention) and against such risks as are customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations and will, upon the reasonable request of the Collateral Agent, furnish a certificate. from a reputable insurance broker setting forth the nature and extent of all insurance maintained by the Grantor in accordance with this Section 4.1.6. Without limiting the foregoing, the Grantor further agrees as follows: (a) each policy for property casualty insurance shall show the Collateral Agent as sole loss payee and each policy for business interruption casualty insurance shall show the Collateral Agent as co-loss payee; (b) each policy for liability insurance shall show the Agents, the Issuer and the Lenders as additional insureds; (c) each insurance policy shall provide that at least thirty (30) days' prior written notice of cancellation or of lapse shall be given to the Collateral Agent by the insured; (d) the Grantor shall, if so requested by the Collateral Agent, deliver to the Collateral Agent a copy of each insurance policy; and (e) until the Obligations have been repaid in full, all Commitments have been terminated and all Letters of Credit have expired or terminated, if a Collateral Account exists, all payments in respect of property insurance shall be deposited to the Collateral Account and if there shall be no Collateral Account shall be applied in accordance with the Loan Documents.

         SECTION 4.1.7 Transfers and Other Liens. The Grantor shall not: (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement (provided, that the Grantor may use or dispose of cash in the ordinary course of business for purposes permitted by the Credit Agreement subject to, after the occurrence of an Event of Default, the rights and remedies of the Collateral Agent and the Lender Parties granted pursuant to this Security Agreement including, without limitation, the right of the Collateral Agent to require all deposit and bank accounts of the Grantor and cash carried therein to be deposited into one or more Collateral Accounts maintained at the Collateral Agent); or (b) create or suffer to exist any Lien or other charge or encumbrance upon or with respect to any of the Collateral to secure Indebtedness of any Person or entity, except for the security interest created by this Security Agreement and except for Liens and other charges or encumbrances permitted by the Credit Agreement.

         SECTION 4.1.8 Further Assurances, etc. The Grantor agrees that, from time to time at its own expense, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or prudent, or that the Collateral Agent may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will: (a) at the request of the Collateral Agent during an Event of Default, mark conspicuously each chattel paper included in the Receivables and each Related Contract and, at the request of the Collateral Agent, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Collateral Agent, indicating that such document, chattel paper, Related Contract or Collateral is subject to the security interest granted hereby; (b) if any Receivable shall be evidenced by a promissory note or other instrument, negotiable document or chattel paper, deliver and pledge to the Collateral Agent hereunder such promissory note, instrument, negotiable document or chattel paper duly endorsed or accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent; (c) file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including without limitation, any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. Section 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or prudent, or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interests and other rights granted or purported to be granted hereby; (d) furnish to the Collateral Agent, from time to time at the Collateral Agent's reasonable request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail; (e) warrant and defend the right and title herein granted to the Collateral Agent in and to the Collateral (and all right, title and interest represented by the Collateral) against the claims and demands of all Persons whomsoever; and (e) upon the acquisition after the date hereof by the Grantor of any Collateral, with respect to which the security interest granted hereunder is not perfected automatically upon such acquisition, take such actions with respect to such Collateral or any part thereof as required by the Loan Documents. With respect to the foregoing and the grant of the security interest hereunder, the Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law.

         SECTION 4.1.9 Performance of Covenants in Loan Documents. The Grantor will perform, comply with, observe and fulfill, and will cause each of its Subsidiaries to perform, comply with, observe and fulfill, each of the covenants, agreements and obligations contained in the Credit Agreement and the other Loan Documents pertaining to or otherwise applicable to the Grantor or any of its Subsidiaries.

         SECTION 4.1.10 State of Incorporation, Formation or Organization. The Grantor shall not change its state of incorporation, formation or organization or its name, identity or corporate structure unless the Grantor shall have (a) given the Collateral Agent at least thirty (30) days' prior notice of such change and taken all actions required by the first sentence of Section 4.1.8,
(b) obtained the consent of the requisite Lender Parties, if such consent is so required by the Loan Documents, and (c) taken all actions necessary or as requested by the Collateral Agent to ensure that the Liens on the Collateral granted in favor of the Collateral Agent for the benefit of the Lender Parties remain perfected, first-priority Liens subject only to permitted Liens.

         SECTION 4.1.11 Filings. The Grantor hereby authorizes the Collateral Agent to file U.C.C. financing statements with respect to the Collateral, and to file U.C.C. financing statements, and continuations and amendments thereto, and other similar documents with respect to the Collateral without its signature (to the extent permitted by applicable law).

                                    ARTICLE V
                              THE COLLATERAL AGENT

         SECTION 5.1 Collateral Agent Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Collateral Agent as the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Collateral Agent's discretion, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation: (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;
(b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above; (c) to file any claims or take any action or institute, any, proceedings which the Collateral Agent may deem necessary or advisable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral; and (d) to perform the affirmative obligations of the Grantor hereunder (including all obligations of the Grantor pursuant to Section 4.1.8). The Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section 5.1 is irrevocable and coupled with an interest.

         SECTION 5.2 Collateral Agent May Perform. If the Grantor fails to perform any agreement contained herein, then the Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable by the Grantor pursuant to Section 6.2, and the Collateral Agent may from time to time take any other action which the Collateral Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

         SECTION 5.3 Collateral Agent Has No Duty. In addition to, and not in limitation of, Section 2.4, the powers conferred on the Collateral Agent hereunder are solely to protect its interest (on behalf of the Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for the exercise of reasonable care over any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         SECTION 5.4 Reasonable Care. The Collateral Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession;

provided, however, the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral if it takes such action for that purpose as the Grantor reasonably requests in writing at times other than upon the occurrence and during the continuation of any Event of Default, but failure of the Collateral Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VI
                                    REMEDIES

         SECTION 6.1 Certain Remedies. If any Event of Default shall have occurred and be continuing:

                  (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may (i) require the Grantor to, and the Grantor hereby agrees that it will, at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent which is reasonably convenient to both parties and
         (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' prior notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) All cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied as follows:

                           (i) First, to the payment of the costs and expenses
                  of such sale, collection from, or other realization upon, all or any part of the Collateral, and reasonable compensation to the Collateral Agent, its agents and attorneys, and of all expenses and liabilities incurred and advances made by the Collateral Agent in connection therewith;

                           (ii) Second, to the payment of all expenses of Lender
                  Parties that the Grantor or the Borrower is obligated to pay pursuant to this Security Agreement or any other Loan Document;

                           (iii) Third, to the payment ratably of the sum of (i)
                  amounts due for principal and interest on all Loans then outstanding, (ii) amounts due with respect to the Letters of Credit, and (iii) amounts owed as the Hedging Obligations to any Lender or any Affiliate of a Lender, without preference or priority of the indebtedness owing to one Lender (or Affiliate) over another, or of Loans or Letters of Credit over Hedging Obligations, or of principal over interest; and

                           (iv) Fourth, after payment in full in cash of all of
                  the Obligations, and the termination of all Commitments and all other commitments by all Lenders to the Borrower and the other Obligors, and the termination or expiration of all Letters of Credit, to the payment of the surplus of such cash or cash proceeds, if any, to the Grantor, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

         SECTION 6.2 Indemnity and Expenses.

                  (a) Without limiting the generality of the provisions of
         Section 10.4 of the Credit Agreement, the Grantor agrees to indemnify the Collateral Agent, each other Lender Party and each of their respective officers, directors, employees and agents (the "Indemnified Parties") from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement or any other Loan Document (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from any Indemnified Party's gross negligence or willful misconduct; PROVIDED, HOWEVER, THAT IT IS THE INTENTION OF THE PARTIES HERETO THAT EACH INDEMNIFIED PARTY BE INDEMNIFIED IN THE CASE OF ITS OWN NEGLIGENCE (OTHER THAN GROSS NEGLIGENCE), REGARDLESS OF WHETHER SUCH NEGLIGENCE IS SOLE OR CONTRIBUTORY, ACTIVE OR PASSIVE, IMPUTED, JOINT OR TECHNICAL. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Grantor hereby agrees to make the maximum contribution to the payment and satisfaction of each of the foregoing which is permissible under applicable law.

                  (b) The Grantor will upon demand pay to the Collateral Agent and any local counsel the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Collateral Agent and any local counsel may incur in connection herewith, including without limitation in connection with (i) the administration of this Security Agreement, the Credit Agreement and each other Loan Document, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent and any local counsel or any of the Lender Parties hereunder or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

         SECTION 6.3 Warranties. The Collateral Agent may sell the Collateral without giving any warranties or representations as to the Collateral. The Collateral Agent may disclaim any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

         SECTION 7.1 Loan Document. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

         SECTION 7.2 Amendments; etc. No amendment to or waiver of any provision of this Security Agreement nor consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 7.3 Notices. All notices and other communications provided to any party hereto under this Security Agreement shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted and a receipt, demonstrating successful transmission, is received by the sender. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Security Agreement shall be effective as delivery of an original executed counterpart hereof.

         SECTION 7.4 Headings. The various headings of this Security Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Security Agreement or any provisions hereof.

         SECTION 7.5 Severability of Provisions. Any provision of this Security Agreement which is prohibited, inoperative, invalid or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition, non-operation, invalidity or unenforceability without invalidating the remaining provisions of this Security Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 7.6 Execution in Counterparts, Effectiveness, etc. This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Security Agreement shall become effective when counterparts hereof executed on behalf of the Grantor and the Collateral Agent shall have been received by the Collateral Agent.

         SECTION 7.7 Collateral Agent: Exculpation. By accepting the benefits of this Security Agreement, each Lender Party hereby appoints Bank of Texas, N.A. as its collateral agent under and for purposes of this Security Agreement and each other Security Document. Each Lender Party authorizes Bank of Texas, N.A. to act on behalf of such Lender Party under this Security Agreement and each other Security Document, to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Collateral Agent by the terms hereof, together with such powers as may be reasonably incidental thereto. Without limiting the provisions of Article IX of the Credit Agreement, neither the Collateral Agent nor the directors, officers, employees or agents thereof shall be liable to any Lender Party (and each Lender Party will hold the Collateral Agent harmless) for any action taken or omitted to be taken by it under this Security Agreement or any other Security Document, or in connection herewith or therewith, except for the willful misconduct or gross negligence of the Collateral Agent, or responsible for any recitals or warranties herein or therein, or for the effectiveness, enforceability, validity or due execution of this Security Agreement or any other Security Document, or for the creation, perfection or priority of any Liens purported to be created by this Security Agreement, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, or to make any inquiry respecting the performance by the Grantor of its obligations hereunder.

         SECTION 7.8 CHOICE OF LAW. THIS SECURITY AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICT OF LAW, EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OR PRIORITY OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         SECTION 7.9 FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE PARTIES HERETO SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE COLLATERAL AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE FOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH PARTY HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY

REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GRANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY WITH RESPECT TO ITS OBLIGATIONS UNDER THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         SECTION 7.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         SECTION 7.11 NO ORAL AGREEMENTS. THIS WRITTEN SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         SECTION 7.12 Filing as a Financing Statement. At the option of the Collateral Agent, this Security Agreement, or a carbon, photographic or other reproduction of this Security Agreement or of any Uniform Commercial Code financing statement, continuations and amendments thereto, covering all of the Collateral or any portion thereof shall be sufficient as a Uniform Commercial Code financing statement and may be filed as such without the signature of the Grantor where and to the full extent permitted by applicable law.

         SECTION 7.13 Non-Recourse to Officers and Directors. This Security Agreement is fully recourse to the Grantor. Notwithstanding anything to the contrary contained in this Security Agreement or in any other Loan Document, no recourse under or upon any Secured Obligation, representation, warranty or covenant shall be had against any of the officers, directors, employees, agents or representatives of the Grantor; provided, however, that nothing in this
Section 7.13 shall be deemed to constitute a waiver of any Secured Obligation evidenced or secured by, or contained in, this Security Agreement or any other Loan Document, or affect in any way the validity or enforceability of this Security Agreement or any other Loan Document.

                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, each party hereto has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                           GRANTOR:

                           NEG OPERATING LLC

                           By:  NEG Holding LLC, sole member

                                By:  Gascon Partners, managing member

                                     By:  Cigas Corp., managing general partner

                                          By: /s/ PHILIP D. DEVLIN
                                              ----------------------------------
                                          Name:    Philip D. Devlin
                                          Title:   Attorney-in-Fact

                                          1400 One Energy Square
                                          4925 Greenville Avenue
                                          Dallas, TX 75206
                                          Attention:   Mr. Randall D. Cooley
                                          Telephone No.: (214) 692-9211
                                          Facsimile No.: (214) 692-9310
                                          E-Mail:  rcooley@negx.com



                      NEG Operating LLC Security Agreement
                                       S-1

                                           COLLATERAL AGENT:

                                           BANK OF TEXAS, N.A.

                                           By: /s/ TIMOTHY EDWARD MERRELL
                                               ---------------------------------
                                           Name: Timothy Edward Merrell
                                           Title: Senior Vice President

                                           5956 Sherry Lane, Suite 1100
                                           Dallas, TX 75225
                                           Attention: Mr. Tim Merrell
                                           Telephone No.: (214) 987-8873
                                           Facsimile No.: (214)987-8866
                                           E-Mail: tmerrell@mail.bokf.com



                      NEG Operating LLC Security Agreement
                                       S-2